Earnings Conference Call First Quarter 2014 April 17, 2014 – 9:30am CT

2 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2013 and our Form 10-Q for the first quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward- looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. 2

3 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1* Q2* Q3* Q4* Q1* Q1 2014 Performance Adjusted Earnings Per Share* (continuing operations) Q1 Q1/Q1 * Excludes discrete & other tax benefits of $0.02 in Q1 2013 , $0.36 in Q2 2013, $0.04 in Q3 2013, $0.04 in Q4 2013, and $0.01 in Q1 2014; excludes other one-time gains of $0.02 in Q3 2013 (a) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2013 2014 Revenue $1.9B 7% Adj. EPS (cont.) $1.01 9% Bookings $2.0B 5% Seg. Margins 16.7% -40 bps Organic Rev. 4% Acq. Growth 3% FCF (a) $6M -80%  Revenue growth led by Fluids and Engineered Systems, along with solid growth in Energy  US markets were strong; Europe markets continue to grow; China markets moderated  Segment margin of 16.7% as expected, impacted 70 bps by recent acquisitions  Bookings growth of 5% is broad-based  Overall book-to-bill of 1.09 shows seasonal strength

4 Revenue Q1 2014 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic 4% 4% 14% -3% 4% Acquisitions 1% 3% 11% - 3% Currency -1% - 1% - - Total 4% 7% 26% -3% 7%

5 Printing & ID Industrial $372 $427 $440 $478 $270 $283 $352 $363 $451 $494 $0 $200 $400 $600 $800 DE Q4 DE Q1 DES Q4 DES Q1 DF Q4 DF Q1 DRE Q4 DRE Q1 Sequential Results – Q4 2013 → Q1 2014 5 $375 $386 $458 $479 $277 $264 $344 $345 $426 $411 $0 $200 $400 $600 $800 DE Q4 DE Q1 DES Q4 DES Q1 DF Q4 DF Q1 DRE Q4 DRF Q1 Revenue ↑ 5% ↑ 10% ↓ 4% ↑ 3% Flat ↑ 11% Flat ↑ 9% Bookings

6 Energy  Drilling & Production revenue growth remains solid driven by increased well activity; winch markets remain weak  Bearings & Compression markets are solid  Overall margin remains strong and in-line with expectations at 24.8%  Bookings down of 7%; excluding the impact of large international artificial lift orders in Q1 2013 bookings grew 5%  Book-to-bill at 1.00 6 Q1 2014 Q1 2013 % Change Revenue $479 $463 4% Earnings $119 $119 Flat Margin 24.8% 25.7% -90 bps Bookings $478 $515 -7% Revenue by End-Market % of Q1 Revenue Y / Y Growth Drilling & Production 82% 4% Bearings & Compression 18% 3% $ in millions

7 Engineered Systems  Revenue growth is broad- based in Printing & Identification with strong results in the US and China  Revenue growth in Industrial is led by waste handling and vehicle services businesses  Margin expansion reflects leverage on volume and benefits of productivity initiatives  Broad-based bookings growth  Book-to-bill of 1.09 7 Q1 2014 Q1 2013 % Change Revenue $650 $605 7% Earnings $ 92 $ 83 11% Margin 14.2% 13.8% 40 bps Bookings $710 $643 11% Revenue by End-Market % of Q1 Revenue Y / Y Growth Printing & Identification 41% 11% Industrial 59% 5% $ in millions

8 Fluids  Revenue growth driven by strong demand across most end-markets and acquisitions  Pumps continues to see solid plastics and petro-chemical end-markets; Fluid transfer benefitting from global retail fueling trends  Excluding the impact of recent acquisitions, segment margin was 20% on strong leverage on volume  Bookings activity remains strong across the segment  Book-to-bill at 1.05 8 Q1 2014 Q1 2013 % Change Revenue $345 $274 26% Earnings $ 58 $ 48 22% Margin 16.8% 17.4% -60 bps Bookings $363 $304 20% Revenue by End-Market % of Q1 Revenue Y / Y Growth Pumps 48% 34% Fluid Transfer 52% 19% $ in millions

9 Refrigeration & Food Equipment  Revenue impacted by project timing with customers in both refrigeration and food equipment – Activity will accelerate in seasonally strong 2nd quarter  Margin impacted by lower volume and $5 million in net one-time items recorded in Q1 2013  Bookings and backlog growth reflective of normal seasonality  Book-to-bill at a strong 1.20 9 Q1 2014 Q1 2013 % Change Revenue $411 $422 -3% Earnings $ 45 $ 52 -14% Margin 10.9% 12.3% -140 bps Bookings $494 $483 2% Revenue by End-Market % of Q1 Revenue Y / Y Growth Refrigeration 77% -3% Food Equipment 23% -3% $ in millions

10 Q1 2014 Overview 10 Q1 2014 Net Interest Expense $33 million, up $2 million from last year and in- line with expectations Corporate Expense $31 million, down $3 million from last year, in- line with expectations Effective Tax Rate (ETR) Q1 normalized rate was 30.7%, excluding $0.01 of discrete tax benefits Capex $33 million, in-line with expectations Share Repurchases Repurchased 3.6M shares ($293M) in quarter. Completed $1 billion program.

11 FY 2014 Guidance (unchanged)  Revenue – Organic revenue: 3% - 4% – Completed acquisitions: 3% – Total revenue: 6% - 7%  Corporate expense: ≈ $123 million  Interest expense: ≈ $133 million  Full-year tax rate: ≈ 31.0%  Capital expenditures: ≈ 2.5% of revenue  FY free cash flow: ≈ 11% of revenue 2014 Organic growth rate Energy 4% - 5% Engineered Systems 3% - 4% Fluids 4% - 5% Refrigeration & Food Equipment 2% - 3% Total organic 3% - 4% Acquisitions ≈ 3% (a) Total growth 6% - 7% (a): Reflects completed acquisitions

12 2014 EPS Guidance Bridge – Continuing Ops  2013 EPS – Continuing Ops $ 4.81 – Less 2013 tax benefits(1): (0.46) – Other one-times gains(2): (0.02)  2013 Adjusted EPS $ 4.33 – Volume, mix, price (inc. FX): $0.16 - $0.28 – Net benefits of productivity: 0.14 - 0.22 – Acquisitions: 0.05 - 0.07 – Investment / Compensation: (0.19 - 0.23) – Corporate expenses: 0.03 - 0.04 – Interest / Shares / Tax rate (net): 0.08 - 0.09  2014 EPS – Continuing Ops $4.60 - $4.80 (1) $0.02 in Q1 2013 , $0.36 in Q2 2013, $0.04 in Q3 2013, $0.04 in Q4 2013 (2) $0.02 in Q3 2013